SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K
                           Amendment to Current Report
                                 --------------


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2004


                                   T&G2, Inc.
                                   ----------
               (Exact name of Registrant as specified in charter)




    Nevada                     000-07693                       74-3035831
---------------             ----------------             ----------------------
(State or other             (Commission file                (I.R.S. Employer
jurisdiction of                 number)                  Identification Number)
incorporation)



                           1 Anderson Road, Suite 105
                         Bernardsville, New Jersey 07924
                         -------------------------------
                    (Address of Principal Executive Offices)


                                 (908) 204-9911
                                 --------------
                     (Telephone Number, Including Area Code)




                         -------------------------------
          (Former name or former address, if changes since last report)






                               -------------------

Item 5. Other Events.
---------------------

     On or about April 29, 2004, the Company entered into an Agency Agreement with Registrar and Transfer Company whereby the Company appointed Registrar and Transfer Company to act as its transfer agent, with regard to it Class A Common Stock ("Stock"), in place and in stead of American Stock Transfer & Trust Corp. At the time of appointment, 250,000,000 shares of Stock were authorized and 51,334,077 shares of Stock were outstanding. The Company will maintain, internally, the records of any issuances of any class of the Company's stock other than the Class A Common Stock.



Item 7. Financial Statements and Exhibits.
------------------------------------------

     a.   Financial Statements of Businesses Acquired.

          Not Applicable

     b.   Pro Forma Financial Information.

          Not Applicable

     c.   Exhibits.

          None




                                   Signatures
                                   ----------

     Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 15, 2004                       T&G2, Inc.
                                            (Registrant)



                                            /s/ James M. Farinella
                                            ------------------------------------
                                            James M. Farinella/President and CEO